Summary Prospectus
Touchstone Anti-Benchmark® US Core Equity Fund (formerly, the Touchstone Dynamic Equity Fund)	October 6, 2020

Class A Ticker: TDEAX Class C Ticker: TDECX
Class Y Ticker: TDEYX Institutional Class Ticker: TDELX

Before you invest, you may want to review the Fund’s prospectus, which contains information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated October 5, 2020, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund’s prospectus and other information about the Fund, go to TouchstoneInvestments.com/Resources, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Touchstone Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from Touchstone Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on the Touchstone Funds’ website (TouchstoneInvestments.com/Resources), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through Touchstone Funds, visit TouchstoneInvestments.com/Resources/Edelivery or call Touchstone Funds toll-free at 1.800.543.0407. Your election to receive shareholder reports in paper will apply to all Touchstone Funds that you hold through your financial intermediary or directly with Touchstone.

TOUCHSTONE ANTI-BENCHMARK® US CORE EQUITY FUND SUMMARY
(formerly, Touchstone Dynamic Equity Fund)

The Fund’s Investment Goal

The Touchstone Anti-Benchmark® US Core Equity Fund (formerly, the Touchstone Dynamic Equity Fund) (the “Fund”) seeks capital appreciation.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in Touchstone funds.  More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information ("SAI") on page 13 and 40, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus. If you purchase Class Y shares through a broker acting solely as an agent on behalf of its customers, that broker may charge you a commission. Such commissions, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.

Touchstone Anti-Benchmark® US Core Equity Fund

	Class A	Class C	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee*	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.35%	0.35%	0.35%	0.35%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(2)	0.66%	0.89%	0.44%	0.36%
Total Annual Fund Operating Expenses	1.26%	2.24%	0.79%	0.71%
Fee Waiver or Expense Reimbursement(3)	(0.47)%	(0.70)%	(0.25)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(3)	0.79%	1.54%	0.54%	0.44%
___________________________________________
*The wire redemption fee is capped at $15. In addition, the wire redemption fee may not exceed two percent (2%) of the amount being redeemed.
(1)Management Fees have been restated to reflect contractual changes to the Fund's Investment Advisory Agreement effective September 12, 2020.
(2)Other Expenses are estimated based on fees and expenses incurred by the Predecessor Fund (as defined below), as well as other funds within the Touchstone fund complex during the most recent fiscal year.
(3)Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Strategic Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.79%, 1.54%, 0.54% and 0.44% of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively. This contractual expense limitation is effective through October 29, 2021, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Touchstone Anti-Benchmark® US Core Equity Fund

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$577	$257	$55	$45	$157
3 Years	$836	$633	$227	$200	$633
5 Years	$1,114	$1,136	$414	$368	$1,136
10 Years	$1,907	$2,520	$955	$857	$2,520

Portfolio Turnover.  The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance.
On October 2, 2020, the Touchstone Anti-Benchmark® US Core Equity Fund, a series of Touchstone Funds Group Trust (the "Predecessor Fund"), was reorganized into the Fund (the "Reorganization"). Effective October 3, 2020, the Fund changed its name, principal investment strategies and sub-advisor to match those of the Predecessor Fund. During the period from commencement of operations (November 19, 2018) through September 30, 2019, the Predecessor Fund's portfolio turnover rate was 137% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in U.S. equity securities. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund pursues its objective by seeking to track the total return, before fees and expenses, of the TOBAM Anti-Benchmark® US Core Equity Index (the "Index"). The Index is a proprietary rules–based index created by the Fund's sub–advisor, TOBAM S.A.S. ("TOBAM"), that is designed to create a more diversified equity portfolio of U.S. equity securities relative to traditional market capitalization weighted benchmarks. The Fund intends to fully replicate the Index to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as the Index.

The equity securities that comprise the Index include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter.

The Index is based on TOBAM's proprietary quantitative model, which selects and weights companies to maximize diversification. TOBAM quantitatively selects securities, subject to certain constraints, that maximize the portfolio's patented Diversification Ratio®, a proprietary mathematical metric based on the volatility of each Index constituent and its correlation to the other Index constituents. Such constraints include a minimum and maximum weight for any given stock. TOBAM's Anti-Benchmark® strategy seeks to avoid the concentration risk that exists in traditional market capitalization-weighted indices through its quantitative approach to diversification.

Touchstone Anti-Benchmark® US Core Equity Fund
The Index typically is reconstituted (i.e., Index constituents are added or deleted and weights are reset) and rebalanced monthly. The Fund will be reconstituted and rebalanced following the same schedule as the Index. The Fund may engage in frequent and active trading as part of its principal investment strategies.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation (the "FDIC") or any other federal government agency.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•Preferred Stock Risk: In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Passive Investment Risk: As the Fund is intended to track the Index, portfolio managers do not attempt to take defensive positions under any market conditions, including during declining markets. As a result, the Fund's performance may be adversely affected by a general decline in the market segments relating to its Index.

Quantitative Strategy Risk:  TOBAM uses proprietary statistical analyses and models to construct the Index, which the Fund seeks to track.  A securities portfolio selected using TOBAM’s proprietary models can perform differently than the market as a whole as a result of the correlation factors used in the analysis to construct the models, the weight placed on each factor, and changes in the factors' historical trends. As a result, the Fund may be more or less exposed to a risk factor, such as sector risk, than its individual holdings. Quantitative models are subject to technical issues including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value.

Tracking Error Risk: As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index.

Touchstone Anti-Benchmark® US Core Equity Fund

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may result in the realization of substantial capital gains, including net short-term capital gains. As a result, high portfolio turnover may reduce the Fund's returns.

The Fund’s Performance

As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial and performance information prior to October 3, 2020 included in the Fund’s prospectus is that of the Predecessor Fund.

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Predecessor Fund’s performance from calendar year to calendar year and by showing how the Predecessor Fund’s average annual total returns for the period shown compare with the Russell 1000® Index, the S&P 500® Index and the FTSE 3-Month T-Bill Index. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) of the Predecessor Fund does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

Predecessor Fund — Class Y Shares Total Returns as of December 31

Best Quarter: Q1 2019 10.99%	Worst Quarter: Q3 2019 0.95%
The Predecessor Fund’s calendar year-to-date total return for Class Y shares as of June 30, 2020 was (2.13)%.

After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account ("IRA"), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class Y shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class Y shares' after-tax returns.

Touchstone Anti-Benchmark® US Core Equity Fund
Predecessor Fund Average Annual Total Returns(1)
For the periods ended December 31, 2019

	1 Year	Since Inception (11/18/2018)
Touchstone Anti-Benchmark® US Core Equity Fund — Class Y
Return Before Taxes	25.91%	13.59%
Return After Taxes on Distributions	25.42%	12.98%
Return After Taxes on Distributions and Sale of Fund Shares	15.65%	10.27%
Touchstone Anti-Benchmark® US Core Equity Fund — Institutional Class
Return Before Taxes	25.96%	13.64%
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	31.43%	18.31%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)(2)	31.49%	18.40%
FTSE 3-Month T-Bill Index (reflects no deductions for fees, expenses or taxes)(2)	2.25%	2.36%
(1)The Predecessor Fund did not offer Classes A and C shares and returns for those classes are not presented. The returns for Classes A and C shares would have been substantially similar to the Class Y and Institutional Class annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. To the extent expenses of Class A and Class C shares would have been higher than expenses of Class Y shares for the periods shown, performance would have been lower.
(2)The Fund changed its benchmark indices from the the S&P 500® Index and the FTSE 3-Month T-Bill Index to the Russell 1000® Index on October 3, 2020 in conjunction with the Fund's name change, change in principal investment strategies and sub-advisor.

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc. serves as the Fund's investment advisor.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund and the Predecessor Fund	Primary Title with Sub-Advisor
TOBAM S.A.S.	Tarik Allouache	Managing the Fund since October 2020; managed the Predecessor Fund from 2019 to October 2020	Portfolio Manager
	Ayaaz Allymun	Managing the Fund since October 2020; managed the Predecessor Fund since its inception in 2018 to October 2020	Portfolio Manager
	Mara Maccagnan	Managing the Fund since October 2020; managed the Predecessor Fund since its inception in 2018 to October 2020	Portfolio Manager
	Guillaume Toison	Managing the Fund since October 2020; managed the Predecessor Fund since its inception in 2018 to October 2020	Portfolio Manager

Touchstone Anti-Benchmark® US Core Equity Fund

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A and C shares may be purchased and sold directly through Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Institutional Class shares are available through Touchstone Securities or your financial intermediary. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in qualified retirement plans cannot be sold by telephone or via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TSF-54CC-TST-ABUS-TDEAX-2010

Touchstone Anti-Benchmark® US Core Equity Fund

(This Page Intentionally Left Blank)